Exhibit 10.4

EXECUTION VERSION

PLEDGE AGREEMENT

dated and effective as of

February 6, 2017,

among

EP ENERGY LLC,

each Subsidiary of EP Energy LLC identified herein,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

THIS PLEDGE AGREEMENT IS SUBJECT TO THE PROVISIONS OF (I) THE SENIOR LIEN INTERCREDITOR AGREEMENT (AS DEFINED HEREIN) AND (II) THE PRIORITY LIEN INTERCREDITOR AGREEMENT (AS DEFINED HEREIN), IN EACH CASE, AS SET FORTH MORE FULLY IN SECTION 5.15 HEREOF.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE SENIOR LIEN INTERCREDITOR AGREEMENT AND THE PRIORITY LIEN INTERCREDITOR AGREEMENT.

TABLE OF CONTENTS

		Page

	ARTICLE I.

	DEFINITIONS

SECTION 1.01.	Indenture	3
SECTION 1.02.	Other Defined Terms	3
	ARTICLE II.

	PLEDGE OF EQUITY INTERESTS

SECTION 2.01.	Pledge	9
SECTION 2.02.	Delivery of the Pledged Stock	10
SECTION 2.03.	Representations, Warranties and Covenants	10
SECTION 2.04.	Registration in Nominee Name; Denominations	12
SECTION 2.05.	Voting Rights; Dividends and Interest, etc.	12

	ARTICLE III.

	[RESERVED.]

	ARTICLE IV.

	REMEDIES

SECTION 4.01.	Remedies upon Default	14
SECTION 4.02.	Application of Proceeds	15
SECTION 4.03.	Securities Act, etc.	16

	ARTICLE V.

	MISCELLANEOUS

SECTION 5.01.	Notices	17
SECTION 5.02.	Security Interest Absolute	17
SECTION 5.03.	Limitation by Law	17
SECTION 5.04.	Binding Effect; Several Agreement	17
SECTION 5.05.	Successors and Assigns	17
SECTION 5.06.	Agent’s Fees and Expenses; Indemnification	18
SECTION 5.07.	Agent Appointed Attorney-in-Fact	19
SECTION 5.08.	GOVERNING LAW	19
SECTION 5.09.	Waivers; Amendment	19
SECTION 5.10.	Severability	20
SECTION 5.11.	Counterparts	20

i

Schedules

Schedule I	Subsidiary Parties
Schedule II	Pledged Stock

Exhibits

Exhibit I	Form of Supplement to the Pledge Agreement

ii

This PLEDGE AGREEMENT dated and effective as of February 6, 2017 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is among EP ENERGY LLC, a Delaware limited liability company (the “Issuer”), each Subsidiary of the Issuer listed on Schedule I hereto and each Subsidiary of the Issuer that becomes a party hereto after the date hereof (each, a “Subsidiary Party”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (in such capacity, the “Agent” or the “Collateral Agent”) for the Secured Parties (as defined in Section 1.02 below).

WHEREAS, pursuant to the Indenture, dated as of February 6, 2017 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Issuer and Everest Acquisition Finance Inc., as co-issuers, (the “Co-Issuers”) the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and the Collateral Agent, the Co-Issuers are issuing 8.00% Senior Secured Notes due 2025 (together with any and all additional notes issued pursuant to the Indenture, the “Notes”);

WHEREAS, pursuant to the Term Loan Agreement, dated as of April 24, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Junior Term Loan Agreement”), among the Issuer, the lenders and agents party thereto from time to time and Wilmington Savings Fund Society, FSB (as successor to Citibank, N.A.), as administrative agent and collateral agent, the Issuer has previously incurred Loans (as defined therein, the “Junior Term Loans”);

WHEREAS, pursuant to the Pledge Agreement, dated as of May 24, 2012, among the Pledgors and Citibank, N.A., the Junior Term Loans and any Other Junior-Priority Lien Obligations are and will be secured by the Collateral (as defined herein) on a basis senior to the Notes;

WHEREAS, (1) pursuant to the Credit Agreement, dated as of May 24, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among EPE Holdings LLC (“Holdings”), the Issuer, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders from time to time parties thereto, the Issuer will from time to time incur loans and letter of credit obligations and (2) pursuant to the Pledge Agreement, dated as of May 24, 2012, among the Pledgors and JPMorgan Chase Bank, N.A., the Pledgors have granted to JPMorgan Chase Bank, N.A., as the RBL Facility Agent, a lien and security interest in the Collateral that is junior in priority to the lien and security interest securing the Junior Term Loans, senior in priority to the lien and security interest securing the 1.25 Notes (as defined herein) and senior in priority to the lien and security interest securing the Notes to secure their obligations under the Credit Agreement and related documents;

WHEREAS, (1) pursuant to the Indenture, dated as of November 29, 2016 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “1.25 Lien Indenture”), among the Co-Issuers, the guarantors from time to time party thereto, Wilmington Trust, National Association, as trustee and collateral agent, the Co-Issuers have previously issued 8.00% Senior Secured Notes due 2024 (the “1.25 Lien Notes”) and (2) pursuant to the Pledge Agreement, dated as of November 29, 2016, among the Pledgors and Wilmington Trust, National Association, the Pledgors have granted to Wilmington Trust, National Association, as collateral agent, a lien and security interest in the Collateral that is junior in priority to the lien and security interest securing the Junior Term Loans and the Credit Agreement and senior in priority to the lien and security interest securing the Notes to secure their obligations under the 1.25 Lien Indenture and related documents;

WHEREAS, pursuant to the Amended and Restated Senior Lien Intercreditor Agreement dated as of August 24, 2016 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Senior Lien Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as RBL Facility Agent and Applicable First Lien Agent, Wilmington Savings Fund Society, FSB (as successor to Citibank, N.A.), as Term Facility Agent and Applicable Second Lien Agent (as such terms are defined in the Senior Lien Intercreditor Agreement), Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent (as such term is defined in the Senior Lien Intercreditor Agreement) on behalf of the 1.25 Lien Notes and the Notes, the Issuer, the Subsidiaries of the Issuer named therein and the other parties thereto, the liens upon and security interest in the Collateral granted by this Agreement are and shall be subordinated in all respects to the liens upon and security interest in the Collateral granted pursuant to, and subject to the terms and conditions of, the Junior Term Loan Agreement and other Second-Priority Lien Obligations Documents (as defined in the Senior Lien Intercreditor Agreement);

WHEREAS, pursuant to the Priority Lien Intercreditor Agreement dated as of August 24, 2016 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Priority Lien Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as RBL Facility Agent and Applicable First Lien Agent, Wilmington Trust, National Association, as Term Facility Agent and Applicable Second Lien Agent (as such terms are defined in the Priority Lien Intercreditor Agreement), Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent (as such term is defined in the Priority Lien Intercreditor Agreement), the Issuer, the Subsidiaries of the Issuer named therein and the other parties thereto, the liens upon and security interest in the Collateral granted by this Agreement are and shall be subordinated in all respects to the liens upon and security interest in the Collateral granted pursuant to, and subject to the terms and conditions of, the Credit Agreement, the 1.25 Notes and other First-Priority Lien Obligations Documents (as defined in the Priority Lien Intercreditor Agreement);

WHEREAS, each Pledgor is executing and delivering this Agreement pursuant to the terms of the Indenture and any applicable Other Second-Priority Lien Obligations Document to induce the holders of the Notes to purchase the Notes and the holders of any Other Second-Priority Lien Obligations to make their respective extensions of credit thereunder; and

WHEREAS, the Subsidiary Parties are Subsidiaries of the Issuer, will derive substantial benefits from the extension of credit to the Co-Issuers pursuant to the Indenture and any Other Second-Priority Lien Obligations Documents and are willing to execute and deliver this Agreement in order to induce the holders of the Notes to purchase the Notes and the holders of any Other Second-Priority Lien Obligations to make their respective extensions of credit thereunder.

Accordingly, the parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01.                                        Indenture.

(a)                                 Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Indenture.  All capitalized terms referred to herein that are defined in Article 9 of the New York UCC and not defined in this Agreement have the meanings specified in Article 9 of the New York UCC.  The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.  If the Junior-Priority Lien Obligations Termination Date has occurred, a reference in this Agreement to the Applicable Junior Lien Agent shall, unless the context requires otherwise, be construed as a reference to the Applicable First Lien Agent, and if the Junior-Priority Lien Obligations Termination Date and the First-Priority Lien Obligations Termination Date have occurred, a reference in this Agreement to the Applicable First Lien Agent, unless the context requires otherwise, shall be construed as a reference to the Agent, and this Agreement shall be interpreted accordingly.

(b)                                 The rules of construction specified in Section 1.03 of the Indenture also apply to this Agreement.

SECTION 1.02.                                        Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“1.25 Lien Indenture” has the meaning assigned to such term in the recitals of this Agreement.

“1.25 Lien Notes” has the meaning assigned to such term in the recitals of this Agreement.

“Agent” means the party named as such in this Agreement until a successor (including successors under the Indenture) replaces it and, thereafter, means such successor.

“Agreement” has the meaning assigned to such term in the recitals hereto.

“Applicable Agent” means the Applicable Junior Lien Agent (or, if the Junior-Priority Lien Obligations Termination Date has occurred, the Applicable First Lien Agent or, if the Junior-Priority Lien Obligations Termination Date and the First-Priority Lien Obligations Termination Date have occurred, the Agent).

“Applicable First Lien Agent” has the meaning assigned to such term in the Priority Lien Intercreditor Agreement.

“Applicable Junior Lien Agent” has the meaning assigned to the term “Applicable Second Lien Agent” in the Senior Lien Intercreditor Agreement.

“Authorized Representative” means the Agent and, with respect to any series of Other Second-Priority Lien Obligations, the Person elected, designated or appointed as the administrative agent and/or trustee or similar representative of such series on behalf of the holders of such Series of Other Second-Priority Lien Obligations, and its respective successors in substantially the same capacity as may from time to time be appointed.

“Co-Issuers” has the meaning assigned to such term in the recitals of this Agreement.

“Collateral” means the Pledged Stock.

“Collateral Agent” means the party named as such in this Agreement until a successor (including successors under the Indenture) replaces it and, thereafter, means such successor.

“Collateral Agreement” means the Collateral Agreement, dated as of the date hereof, by and among the Issuer, each Subsidiary of the Issuer identified therein and the Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Credit Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Credit Documents” means the Indenture Documents and the Other Second-Priority Lien Obligations Documents.

“Default” means a “Default” under and as defined in the Indenture or any other Credit Document.

“Discharge of First-Priority Lien Obligations” means the Discharge (as defined in the Priority Lien Intercreditor Agreement) of the First-Priority Lien Obligations.

“Discharge of Junior-Priority Lien Obligations” means the Discharge (as defined in the Senior Lien Intercreditor Agreement) of the Junior-Priority Lien Obligations.

“Event of Default” means an “Event of Default” under and as defined in the Indenture or any other Credit Document.

“Excluded Securities” means:

(a) any Equity Interests with respect to which, in the reasonable judgment of the Applicable Agent and the Issuer evidenced in writing, the cost or other consequences of pledging such Equity Interests in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom;

(b) solely in the case of any pledge of Equity Interests of any Foreign Corporate Subsidiary (in each case, that is owned directly by the Issuer or a Subsidiary Party) to secure the Obligations, any Equity Interest that is Voting Stock of such Foreign Corporate Subsidiary in excess of 65% of the outstanding Equity Interests of such class (such percentages to be adjusted upon any change of law as may be required to avoid adverse U.S. federal income tax consequences to the Issuer or any Subsidiary);

(c) any Equity Interests to the extent the pledge thereof would be prohibited by any applicable law;

(d) any Equity Interests of any Subsidiary that is not a Wholly-Owned Subsidiary to the extent (A) that a pledge thereof to secure the Obligations is prohibited by any applicable organizational documents, joint venture agreement or shareholder agreement (other than customary non-assignment provisions which are ineffective under the Uniform Commercial Code or other applicable law), (B) any organizational documents, joint venture agreement or shareholder agreement prohibits such a pledge without the consent of any other party; provided that this clause (B) shall not apply if (1) such other party is a Pledgor or a Wholly-Owned Subsidiary or (2) consent has been obtained to consummate such pledge (it being understood that the foregoing shall not be deemed to obligate the Issuer or any Subsidiary to obtain any such consent) and for so long as such organizational documents, joint venture agreement or shareholder agreement or replacement or renewal thereof is in effect, or (C) a pledge thereof to secure the Obligations would give any other party (other than a Pledgor or a Wholly-Owned Subsidiary) to any organizational documents, joint venture agreement or shareholder agreement governing such Equity Interests the right to terminate its obligations thereunder (other than customary non-assignment provisions that are ineffective under the Uniform Commercial Code or other applicable law);

(e) any Equity Interests of (i) any Subsidiary that is not a Material Subsidiary and (ii) any Unrestricted Subsidiary;

(f) any Equity Interests of any Subsidiary of a Foreign Subsidiary;

(g) any Equity Interests of any Subsidiary to the extent that the pledge of such Equity Interests would result in material adverse tax consequences to the Issuer or any Subsidiary as reasonably determined by the Issuer in writing delivered to the Agent;

(h) any Equity Interests which have been identified on or prior to the Issue Date in writing to the Agent by an Authorized Officer of the Issuer and agreed to by the Agent;

(i) with respect to any applicable Other Second-Priority Lien Obligations, any Equity Interests at any time that are not then subject to a Lien securing Indenture Obligations at such time, except for the release of all or substantially all of the Collateral or in connection with the repayment in full of the Indenture Obligations;

(j) any “Margin Stock”, as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States of America;

(k) any Equity Interests of a Subsidiary to the extent excluded by the last paragraph of Section 2.01; and

(l) any Equity Interests at any time that is not then subject to a Lien securing the Junior-Priority Lien Obligations at such time.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.03.

“First-Priority Lien Obligations” has the meaning assigned to such term in the Priority Lien Intercreditor Agreement.

“First-Priority Lien Obligations Documents” has the meaning assigned to such term in the Priority Lien Intercreditor Agreement.

“First-Priority Lien Obligations Termination Date” means, subject to the Priority Lien Intercreditor Agreement, the date on which the Discharge of First-Priority Lien Obligations occurs; provided that if, at any time after the First-Priority Lien Obligations Termination Date, the Discharge of First-Priority Lien Obligations is deemed not to have occurred under the Priority Lien Intercreditor Agreement, the First-Priority Lien Obligations Termination Date shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of incurrence and designation of any new First-Priority Lien Obligations as a result of the occurrence of such first Discharge of First-Priority Lien Obligations).

“Foreign Corporate Subsidiary” shall mean a Foreign Subsidiary that is treated as a corporation for U.S. federal income tax purposes.

“Holdings” has the meaning assigned to such term in the recitals of this Agreement.

“Indemnitee” has the meaning assigned to such term in Section 5.06.

“Indenture” has the meaning assigned to such term in the recitals of this Agreement.

“Indenture Documents” means (a) the Indenture, the Notes, the Security Documents and this Agreement and (b) any other related documents or instruments executed and delivered pursuant to the Indenture or any Security Document, in each case, as such agreements, documents or instruments may be amended, restated, supplemented or otherwise modified from time to time.

“Indenture Obligations” means (a) the due and punctual payment by the Co-Issuers of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Co-Issuers to any of the Secured Parties under the Indenture and each of the other Indenture Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Co-Issuers under or pursuant to the Indenture and each of the other Indenture Documents and (c) the due and punctual payment and performance of all the obligations of each other Pledgor under or pursuant to this Agreement and each of the other Indenture Documents; provided that Indenture Obligations shall not include fees or indemnifications in favor of third parties other than the Trustee, the Collateral Agent and the holders of the Notes.

“Issuer” has the meaning assigned to such term in the recitals of this Agreement.

“Issue Date” shall mean February 6, 2017.

“Junior Lien Agent” has the meaning assigned to the term “Applicable Second Lien Agent” in the Senior Lien Intercreditor Agreement.

“Junior-Priority Lien Obligations” has the meaning assigned to the term “Second-Priority Lien Obligations” in the Senior Lien Intercreditor Agreement.

“Junior-Priority Lien Obligations Documents” has the meaning assigned to the term “Second-Priority Lien Obligations Documents” in the Senior Lien Intercreditor Agreement.

“Junior-Priority Lien Obligations Secured Parties” has the meaning assigned to the term “Second-Priority Lien Obligations Secured Parties” in the Senior Lien Intercreditor Agreement.

“Junior-Priority Lien Obligations Termination Date” means, subject to the Senior Lien Intercreditor Agreement, the date on which the Discharge of Junior-Priority Lien Obligations occurs; provided that if, at any time after the Junior-Priority Lien Obligations Termination Date, the Discharge of Junior-Priority Lien Obligations is deemed not to have occurred under the Senior Lien Intercreditor Agreement, the Junior-Priority Lien Obligations Termination Date shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of incurrence and designation of any new Junior-Priority Lien Obligations as a result of the occurrence of such first Discharge of Junior-Priority Lien Obligations).

“Material Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Issuer that is not an Excluded Subsidiary pursuant to clause (f) of the definition of “Excluded Subsidiary” in the Indenture.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) the Indenture Obligations and (b) if any Other Second-Priority Lien Obligations are incurred, (1) the due and punctual payment by the Co-Issuers of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) owing to any holder of Other Second-Priority Lien Obligations under any Other Second-Priority Lien Obligations Documents, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Co-Issuers to any holder of Other Second-Priority Lien Obligations under the Other Second-Priority Lien Obligations Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (2) the due and punctual performance of all other obligations of the Co-Issuers under or pursuant to the Other Second-Priority Lien Obligations Documents and (3) the due and punctual payment and performance of all the obligations of each other Pledgor under or pursuant to this Agreement and the Other Second-Priority Lien Obligations Documents.

“Other Junior-Priority Lien Obligations” has the meaning assigned to the term “Other Second-Priority Lien Obligations” in the Senior Lien Intercreditor Agreement.

“Other Second-Priority Lien Obligations” means other Indebtedness of the Issuer and its Restricted Subsidiaries that is equally and ratably secured with the Notes as permitted by the Indenture Documents and any Other Second-Priority Lien Obligations Documents in effect at the time such Indebtedness is incurred and is designated by the Issuer as an Other Second-Priority Lien Obligation in accordance with Section 5.16 hereof.

“Other Second-Priority Lien Obligations Documents” means any document or instrument executed and delivered with respect to any Other Second-Priority Lien Obligations, including the Security Documents and this Agreement, in each case, as such agreements, documents or instruments may be amended, restated, supplemented or otherwise modified from time to time.

“Other Second-Priority Lien Obligations Secured Party Joinder Agreement” means a Consent and Acknowledgment (as defined in the Priority Lien Intercreditor Agreement) executed by the Authorized Representative of any holders of Other Second-Priority Lien Obligations pursuant to Section 5.16.

“Permitted Liens” means Liens that are not prohibited by the Indenture or any Other Second-Priority Lien Obligations Document.

“Pledged Securities” means any stock certificates or other certificated securities now or hereafter included in the Pledged Stock, including all certificates, instruments or other documents representing or evidencing any Pledged Stock.

“Pledged Stock” has the meaning assigned to such term in Section 2.01.

“Pledgor” shall mean the Issuer and each Subsidiary Party.

“Priority Lien Intercreditor Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“RBL Facility Agent” has the meaning assigned to such term in the Senior Lien Intercreditor Agreement.

“Secured Parties” means (a) the Collateral Agent, (b) each holder of a Note, (c) the beneficiaries of each indemnification obligation undertaken by any Pledgor under any Credit Documents, (d) the Trustee, (e) the holders of any Other Second-Priority Lien Obligations and their Authorized Representative, provided that such Authorized Representative executes an

Other Second-Priority Lien Obligations Secured Party Joinder Agreement, and (f) the successors and permitted assigns of each of the foregoing.

“Security Documents” means this Agreement, the Collateral Agreement, any agreement pursuant to which assets are added to the Collateral or otherwise pledged or mortgaged to secure the Obligations and any other instruments or documents entered into and delivered in connection with any of the foregoing, as such agreements, instruments or documents may from time to time be amended, restated, supplemented or otherwise modified from time to time.

“Senior Lien Intercreditor Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Subsidiary Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

ARTICLE II.

Pledge of Equity Interests

SECTION 2.01.                                        Pledge.  As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under (a) the Equity Interests in each first-tier Foreign Subsidiary directly owned by it (which such Equity Interests constituting Pledged Stock as of the date hereof shall be listed on Schedule II) and any other Equity Interests in a first-tier Foreign Subsidiary obtained in the future by such Pledgor and any certificates representing all such Equity Interests; provided that the pledged Equity Interests shall not include any Excluded Securities; (b) subject to Section 2.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clause (a) above; (c) subject to Section 2.05, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a) and (b) above; and (d) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (d) above being collectively referred to as the “Pledged Stock”).

TO HAVE AND TO HOLD the Pledged Stock, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Notwithstanding the foregoing, to the extent this clause is expressly made applicable to any Other Second-Priority Lien Obligations, in the event that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended (“Rule 3-10” or “Rule 3-16”, as applicable) requires or is amended, modified or interpreted by the Securities Exchange Commission (“SEC”) to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental

Authority) of separate financial statements of any Subsidiary of the Issuer due to the fact that such Subsidiary’s Equity Interests or other securities secure such Other Second-Priority Lien Obligations, then the Equity Interests or other securities of such Subsidiary will automatically be deemed not to be part of the Collateral securing any of such Other Second-Priority Lien Obligations (whether or not affected thereby) but only to the extent necessary to not be subject to such requirement and only for so long as required to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to release, solely with respect to such Other Second-Priority Lien Obligations, the Lien in favor of the Agent on the Equity Interests or other securities that are so deemed to no longer constitute part of the Collateral for such Other Second-Priority Lien Obligations. In the event that Rule 3-10 or Rule 3-16 is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Equity Interests or other securities to secure such Other Second-Priority Lien Obligations in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of such Subsidiary, then the Equity Interests or other securities of such Subsidiary will automatically be deemed to be a part of the Collateral for such Other Second-Priority Lien Obligations (but only to the extent that will not result in such Subsidiary being subject to any such financial statement requirement).  In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to subject to the Lien in favor of the Agent such additional Equity Interests or other securities, on the terms contemplated herein.

SECTION 2.02.                                        Delivery of the Pledged Stock.

(a)                                 Each Pledgor agrees promptly (and in any event within 45 days after the acquisition (or such longer time as the Applicable Agent shall permit in its reasonable discretion)) to deliver or cause to be delivered to the Applicable Agent, for the benefit of the Secured Parties, any and all Pledged Securities.

(b)                                 Upon delivery to the Applicable Agent, any Pledged Securities required to be delivered pursuant to the foregoing paragraph (a) of this Section 2.02 shall be accompanied by stock powers, duly executed in blank or other instruments of transfer reasonably satisfactory to the Applicable Agent and by such other instruments and documents as the Applicable Agent may reasonably request.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II (or a supplement to Schedule II, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03.                                        Representations, Warranties and Covenants.  Each Pledgor represents and warrants to, and covenants with, the Agent, for the benefit of the Secured Parties, that as of the Issue Date:

(a)                                 Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests of each Foreign Subsidiary directly owned by each Pledgor on the date hereof, other than the Excluded Securities;

(b)                                 the Pledged Stock, to the best of each Pledgor’s knowledge, have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

(c)                                  except for the security interests granted hereunder (and those securing Junior-Priority Lien Obligations and First-Priority Lien Obligations), each Pledgor (i) is and, subject to any transfers made in compliance with the Indenture and each other Credit Document, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Stock, other than pursuant to a transaction not prohibited by any Credit Document and other than Permitted Liens, and (iv) subject to the rights of such Pledgor under the Credit Documents to dispose of Pledged Stock, will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d)                                 other than as set forth in the Indenture, in the other Credit Documents, in the Junior-Priority Lien Obligations Documents or in the First-Priority Lien Obligations Documents and except for restrictions and limitations imposed by the Credit Documents, the Junior-Priority Lien Obligations Documents, the First-Priority Lien Obligations Documents or securities laws generally, the Pledged Stock is and will continue to be freely transferable and assignable, and none of the Pledged Stock is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Stock hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder other than under applicable law;

(e)                                  each Pledgor has the power and authority to pledge the Pledged Stock pledged by it hereunder in the manner hereby done or contemplated;

(f)                                   other than as set forth in the Indenture, in the other Credit Documents, in the Junior-Priority Lien Obligations Documents or in the First-Priority Lien Obligations Documents, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g)                                  by virtue of the execution and delivery by the Pledgors of this Agreement, the Senior Lien Intercreditor Agreement and the Priority Lien Intercreditor Agreement, when any Pledged Stock is delivered to the Applicable Agent, for the benefit of the Secured Parties, in accordance with this Agreement, the Senior Lien Intercreditor Agreement and the Priority Lien Intercreditor Agreement, and a financing statement in respect of the Pledged Stock is filed in the appropriate filing office, the Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected (except for any Equity Interests with respect to which, in the reasonable judgment of the Applicable Agent and the Issuer evidenced in writing delivered to the Agent, the costs or other consequences of perfecting such a security interest are excessive in view of the benefits to be obtained by the Secured Parties therefrom) lien upon and security interest in such Pledged Stock, subject only to Permitted Liens, as security for the payment and performance of the Obligations; and

(h)                                 the pledge effected hereby is effective to vest in the Agent, for the benefit of the Secured Parties, the rights of the Agent in the Pledged Stock as set forth herein.

SECTION 2.04.                                        Registration in Nominee Name; Denominations.  If an Event of Default shall have occurred and be continuing, (a) the Applicable Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent), or the name of the applicable Pledgor, endorsed or assigned in blank in favor of the Applicable Agent, and (b) each Pledgor will promptly give to the Applicable Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor.  If an Event of Default shall have occurred and be continuing, the Applicable Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.  Each Pledgor shall use its commercially reasonable efforts to cause any Subsidiary that is not a party to this Agreement to comply with a request by the Applicable Agent, pursuant to this Section 2.04, to exchange certificates representing Pledged Securities of such Subsidiary for certificates of smaller or larger denominations.

SECTION 2.05.                                        Voting Rights; Dividends and Interest, etc.

(a)                                 Unless and until an Event of Default shall have occurred and be continuing and the Applicable Agent shall have given notice to the relevant Pledgors of the Applicable Agent’s intention to exercise its rights hereunder:

(i)                           Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Stock or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture and the other Credit Documents; provided that such rights and powers shall not be exercised in any manner that could be reasonably likely to materially and adversely affect the rights and remedies of any of the Agent or the other Secured Parties under this Agreement, the Indenture or any other Credit Document or the ability of the Secured Parties to exercise the same.

(ii)                        The Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, at the Pledgor’s sole cost and expense, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)                     Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Stock to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Credit Documents, and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Stock or received in exchange for Pledged Stock or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Stock, and, if received by any Pledgor, shall be promptly (and in any event within 45 days of their receipt (or such longer time as the Applicable Agent shall permit in its reasonable discretion)) delivered to the Applicable Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Applicable Agent).

(b)                                 After the occurrence and during the continuance of an Event of Default and upon notice by the Applicable Agent to the relevant Pledgors of the Applicable Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.05 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Applicable Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided that the Applicable Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to receive and retain such amounts.  All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 2.05 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Applicable Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Applicable Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Applicable Agent).  Any and all money and other property paid over to or received by the Applicable Agent pursuant to the provisions of this paragraph (b) shall be retained by the Applicable Agent in an account to be established by the Applicable Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02.  After all Events of Default have been cured or waived and the Issuer has delivered to the Applicable Agent a certificate to that effect, the Applicable Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.05 and that remain in such account.

(c)                                  Upon the occurrence and during the continuance of an Event of Default and after notice by the Applicable Agent to the relevant Pledgors of the Applicable Agent’s intention to exercise its rights hereunder, subject to applicable law, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, and the obligations of the Applicable Agent under paragraph (a)(ii) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Applicable Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Applicable Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights.  After all Events of Default have been cured or waived and the Issuer has delivered to the Applicable Agent a certificate to that effect, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, and the obligations of the Applicable Agent under paragraph (a)(ii) of this Section 2.05, shall in each case be reinstated.

(d)                                 Any notice given by the Applicable Agent to the Pledgors suspending their rights under paragraph (a) of this Section 2.05 (i) shall be in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Applicable Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Applicable Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III.

[Reserved.]

ARTICLE IV.

Remedies

SECTION 4.01.                                        Remedies upon Default.  Subject to the Senior Lien Intercreditor Agreement, the Priority Lien Intercreditor Agreement and applicable law, upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver each item of Collateral to the Applicable Agent on demand and it is agreed that the Applicable Agent shall have the right generally to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Pledgor agrees that the Agent shall have the right, subject to the requirements of applicable law and subject to the terms and conditions of the Senior Lien Intercreditor Agreement and the Priority Lien Intercreditor Agreement, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate.  The Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof.  Upon consummation of any such sale of Collateral pursuant to this Section 4.01, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give the applicable Pledgors 10 days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine.  The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 4.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  To the extent provided in this Section 4.01, any sale that complies with such provisions shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02.                                        Application of Proceeds.  Subject to the terms of the Senior Lien Intercreditor Agreement and the Priority Lien Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default,  the Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, in the order specified below:

FIRST, to the payment of all reasonable costs and expenses and indemnification amounts incurred by the Agent and any Authorized Representative and all fees owed to them in connection with such collection or sale or otherwise in connection with this Agreement, any Credit Document or any of the Obligations, including all court costs and the reasonable fees, disbursements and expenses of its agents and legal counsel, the repayment of all advances made by the Agent or the relevant Authorized Representatives hereunder or under any other Credit Document on behalf of any Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon the request of the Agent prior to any distribution under this Section 4.02, each Authorized Representative shall provide to the Agent certificates setting forth the respective amounts referred to in this Section 4.02, that each applicable Secured Party or their Authorized Representative believes it is entitled to receive, and the Agent shall be fully entitled to rely on such certificates.  Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4.03.                                        Securities Act, etc.  In view of the position of the Pledgors in relation to the Pledged Stock, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Stock permitted hereunder.  Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Applicable Agent if the Applicable Agent were to attempt to dispose of all or any part of the Pledged Stock, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Stock could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Applicable Agent in any attempt to dispose of all or part of the Pledged Stock under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.  Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Applicable Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale.  Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Applicable Agent shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price that the Applicable Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section 4.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Applicable Agent sells.

ARTICLE V.

Miscellaneous

SECTION 5.01.                                        Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 14.02 of the Indenture (whether or not then in effect), as such address may be changed by written notice to the Agent and the Co-Issuers.  All communications and notices hereunder to any Pledgor shall be given to it in care of the Co-Issuers, with such notice to be given as provided in Section 14.02 of the Indenture (whether or not then in effect).

SECTION 5.02.                                        Security Interest Absolute.  All rights of the Agent hereunder, the security interest in the Pledged Stock and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Credit Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement (other than a defense of payment or performance).

SECTION 5.03.                                        Limitation by Law.  All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law, and all the provisions of this Agreement are intended to be subject to all applicable laws that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law or regulation.

SECTION 5.04.                                        Binding Effect; Several Agreement.  This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as not prohibited by this Agreement, the Indenture or any other Credit Document.  This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released in accordance with Section 5.09.

SECTION 5.05.                                        Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Agent hereunder shall at all times be the same person that is the “Collateral Agent” under the Collateral Agreement. Written notice of resignation by the “Collateral Agent” pursuant to the Collateral Agreement shall also constitute notice of resignation as the Agent under this Agreement. Upon the acceptance of any appointment as the “Collateral Agent” under the Collateral Agreement by a successor “Collateral Agent”, that successor “Collateral Agent” shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent pursuant hereto.

SECTION 5.06.                                        Agent’s Fees and Expenses; Indemnification.

(a)                                 The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 7.07 of the Indenture, and any equivalent provision of any other Credit Document.

(b)                                 Without limitation of its indemnification obligations under the other Credit Documents, each Pledgor jointly and severally agrees to indemnify the Agent, the Trustee and each Affiliate of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (limited to not more than one counsel, plus, if necessary, one local counsel per jurisdiction) (except the allocated costs of in-house counsels), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement or any other Credit Document or any agreement or instrument contemplated hereby or thereby the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby (including in connection with the appointment of any successor Agent in accordance with the applicable Credit Documents and in connection with any filings, registrations or any other actions to be taken to reflect the security interest of such successor Agent), (ii) the use of proceeds of the Notes or any Other Second-Priority Lien Obligations or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or any Pledgor; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence, bad faith or willful misconduct of the party to be indemnified or any of its Related Parties as determined by a final non-appealable judgment of a court of competent jurisdiction.

(c)                                  Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents.  The provisions of this Section 5.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Agent or any other Secured Party.  All amounts due under this Section 5.06 shall be payable within fifteen days of written demand therefor.

(d)                                 The agreements in this Section 5.06 shall survive the resignation of the Agent and the termination of this Agreement.

SECTION 5.07.                                        Agent Appointed Attorney-in-Fact.  Each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, the Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument, in each case subject to the Senior Lien Intercreditor Agreement and the Priority Lien Intercreditor Agreement and after the occurrence and during the continuance of an Event of Default and with notice to such Pledgor, that the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend or distribution payment in respect of the Collateral or any part thereof and to give full discharge for the same.

SECTION 5.08.                                        GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.09.                                        Waivers; Amendment.

(a)                                 No failure or delay by the Agent, the Trustee or any other Secured Party in exercising any right, power or remedy hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies of the Agent, the Trustee or any other Secured Party hereunder and under the other Credit Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Pledgor or the Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article IX of the Indenture and any equivalent provision in each applicable other Credit Document and except as otherwise provided in the Senior Lien Intercreditor Agreement and the Priority Lien Intercreditor Agreement.  The Agent may conclusively rely, and shall be fully protected in relying, on a certificate of an officer of the Issuer as to whether any amendment contemplated by this Section 5.09(b) is permitted.

(c)                                  For the purpose of Section 5.09(b) above, the Agent shall be entitled to rely upon (i) written confirmation from the agent managing the solicitation of consents, provided by the Co-Issuers, as to the receipt of valid consents from the holders of at least a majority in aggregate principal amount of all outstanding Notes to amend this Agreement (or two thirds in aggregate principal amount of all outstanding Notes if required by the Indenture), and (ii) any document believed by it to be genuine and to have been signed or presented by the proper person and the Agent need not investigate any fact or matter stated in the document.  At any time that the Co-Issuers desire that this Agreement be amended as provided in Section 5.09(b) above, the Issuer shall deliver to the Agent a certificate signed by an officer of the Issuer stating that the amendment of this Agreement is permitted pursuant to Section 5.09(b) above. If requested by the Agent (although the Agent shall have no obligation to make any such request), the Co-Issuers shall furnish to the Agent copies of officers’ certificates and legal opinions delivered to the Trustee in connection with any amendment to the Indenture affecting the operation of this Section 5.09.  The Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such certificates or opinions.  For the avoidance of doubt, the Agent shall have no obligation to execute and deliver any amendment, supplement, modification or waiver to this Agreement which affects its own rights, duties, immunities or indemnities under this Agreement or under the other Security Documents.

SECTION 5.10.                                        Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Credit Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.11.                                        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 5.04.  Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 5.12.                                        Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.13.                                        Termination or Release.

(a)                                 This Agreement, the pledges made herein and all other security interests granted hereby, and all other Security Documents securing the Obligations, shall automatically terminate and/or be released all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Pledgors, as of the date when all the Obligations (other than contingent or unliquidated obligations or liabilities not then due) have been paid in full in cash or immediately available funds.

(b)                                 A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction not prohibited by any Credit Document as a result of which such Subsidiary Party ceases to be a Restricted Subsidiary or such Subsidiary is released from its Subsidiary Guarantee and from its Subsidiary guarantees of all Credit Documents or otherwise ceases to be a Subsidiary Guarantor, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to such Subsidiary Party.

(c)                                  (i) Upon any sale or other transfer by any Pledgor of any Collateral that is not prohibited by any Credit Document to any person that is not a Pledgor (including in connection with a Casualty Event), or (ii) upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Indenture and any equivalent provision of each applicable other Credit Document, the security interest in such Collateral shall be automatically released, all without delivery of any instrument or performance of any act by any party.

(d)                                 The security interest securing Indenture Obligations will be released as provided in Section 11.04 of the Indenture, and the security interest securing any Other Second-Priority Lien Obligations will be released as provided in the applicable Other Second-Priority Lien Documents.

(e)                                  In respect of any assets or property constituting Collateral, such Collateral shall be released from the security interest created hereunder upon (i) the release of the security interest in such assets or property securing any Junior-Priority Lien Obligations, other than in connection with a Discharge of Junior-Priority Lien Obligations or (ii)  the release of the security interest in such assets or property securing any First-Priority Lien Obligations, other than in connection with a Discharge of First-Priority Lien Obligations.

(f)                                   In connection with any termination or release pursuant to paragraph (a), (b), (c), (d) or (e) of this Section 5.13, the Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release (including, without limitation, UCC termination statements), and will duly assign and transfer to such Pledgor, such of the Pledged Stock that may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.  Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or warranty by the Agent.  In connection with any release pursuant to paragraph (a), (b), (c), (d) or (e) above, the Pledgors shall be permitted to take any action in connection therewith consistent with such release including, without limitation, the filing of UCC termination statements. Upon the receipt of any necessary or proper instruments of termination, satisfaction or release prepared by the Issuer, the Agent shall execute, deliver or acknowledge such instruments or releases to evidence the release of any Collateral permitted to be released pursuant to this Agreement or the Security Documents or the Senior Lien Intercreditor Agreement or Priority Lien Intercreditor Agreement.  The Pledgors agree to pay all reasonable and documented expenses incurred by the Agent (and its representatives and counsel) in connection with the execution and delivery of such release documents or instruments.

SECTION 5.14.                                        Additional Subsidiaries.  Upon execution and delivery by the Agent and any Subsidiary that is required to become a party hereto by Section 4.11 of the Indenture or any equivalent provision of any other Credit Document of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein.  The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement.  The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 5.15.                                        Subject to Senior Lien Intercreditor Agreement and Priority Lien Intercreditor Agreement.

(a)                                 Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to the Junior Lien Agent pursuant to the Pledge Agreement, dated as of May 24, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time), from the “Pledgors” referred to therein, in favor of the Junior Lien Agent, as collateral agent for the Junior-Priority Lien Obligations Secured Parties, and (ii) the exercise of any right or remedy by the Agent hereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Collateral are subject to the limitations and provisions of the Senior Lien Intercreditor Agreement. In the event of any conflict between the terms of the Senior Lien Intercreditor Agreement and the terms of this Agreement, the terms of the Senior Lien Intercreditor Agreement shall govern.

(b)                                 The Agent acknowledges and agrees, on behalf of itself and any Secured Party, that any provision of this Agreement to the contrary notwithstanding, until the Junior-Priority Lien Obligations Termination Date, the Pledgors shall not be required to act or refrain from acting pursuant to the Security Documents or with respect to any Collateral on which the Applicable Junior Lien Agent has a Lien superior in priority to the Agent’s Lien thereon in any manner that would result in a default under the terms and provisions of the Junior-Priority Lien Obligations Documents.

(c)                                  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to the holders of First-Priority Lien Obligations, including the RBL Facility Agent pursuant to the Pledge Agreement, dated as of May 24, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time), from the “Pledgors” referred to therein, in favor of the RBL Facility Agent, as collateral agent for the secured parties referred to therein, and (ii) the exercise of any right or remedy by the Agent hereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Collateral are subject to the limitations and provisions of the Priority Lien Intercreditor Agreement. In the event of any conflict between the terms of the Priority Lien Intercreditor Agreement and the terms of this Agreement, the terms of the Priority Lien Intercreditor Agreement shall govern.

(d)                                 The Agent acknowledges and agrees, on behalf of itself and any Secured Party, that any provision of this Agreement to the contrary notwithstanding, until the First-Priority Lien Obligations Termination Date, the Pledgors shall not be required to act or refrain from acting pursuant to the Security Documents or with respect to any Collateral on which the Applicable First Lien Agent has a Lien superior in priority to the Agent’s Lien thereon in any manner that would result in a default under the terms and provisions of the First-Priority Lien Obligations Documents.

SECTION 5.16.                                        Other Second-Priority Lien Obligations.  On or after the date hereof and so long as such obligations are not prohibited by any Credit Document then in effect, the Issuer may from time to time designate obligations in respect of Indebtedness to be secured on a pari passu basis with the Obligations as Other Second-Priority Lien Obligations hereunder and under the other Security Documents by delivering to the Agent and each Authorized Representative (a) a certificate signed by an Authorized Officer of the Issuer (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as Other Second-Priority Lien Obligations for purposes hereof and of the other Security Documents, (iii) representing that such designation of such obligations as Other Second-Priority Lien Obligations complies with the terms of the Indenture and any other Credit Document then in effect, (iv) specifying the name and address of the Authorized Representative for such obligations and (v) identifying the documents to be designated as the related Other Second-Priority Lien Obligations Documents and (b) a fully executed Other Second-Priority Lien Obligations Secured Party Joinder Agreement.  The Agent and each Authorized Representative agree that upon the satisfaction of all conditions set forth in the preceding sentence, the Agent shall act as agent under and subject to the terms of the Security Documents for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Other Second-Priority Lien Obligations, and the Agent and each Authorized Representative agree to the appointment, and acceptance of the appointment, of the Agent as agent for the holders of such Other Second-Priority Lien Obligations as set forth in each Other Second-Priority Lien Obligations Secured Party Joinder Agreement and agree, on behalf of itself and each Secured Party it represents, to be bound by this Agreement, the other Security Documents, the Senior Lien Intercreditor Agreement and the Priority Lien Intercreditor Agreement.

SECTION 5.17.                                        WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.17.

SECTION 5.18.                                        Jurisdiction; Consent to Service of Process.

(a)                                 Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against any Pledgor, or its properties, in the courts of any jurisdiction.

(b)                                 Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any New York State or federal court of the United States of America sitting in New York County, and any appellate court from any thereof.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)                                  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01.  Nothing in this Agreement or any other Credit Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 5.19.                                        Other Agreements.  The provisions of Section 5.20 of the Collateral Agreement are incorporated herein mutatis mutandis and the Secured Parties agree to be bound by such provisions and that the Agent shall be entitled to the benefits thereof as if set forth herein in full.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EP ENERGY LLC

By:	/s/ Kyle A. McCuen
	Name:	Kyle A. McCuen
	Title:	Vice President and Treasurer

[Signature Page to Pledge Agreement]

EVEREST ACQUISITION FINANCE INC.
EP ENERGY GLOBAL LLC
EP ENERGY MANAGEMENT, L.L.C.
EP ENERGY RESALE COMPANY, L.L.C.
EP ENERGY E&P COMPANY, L.P.

By:	/s/ Kyle A. McCuen
Name:	Kyle A. McCuen
Title:	Vice President and Treasurer

[Signature Page to Pledge Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Shawn Goffinet
	Name:	Shawn Goffinet
	Title:	Assistant Vice President

[Signature Page to Pledge Agreement]

Schedule I

to the Pledge Agreement

Subsidiary Parties

EVEREST ACQUISITION FINANCE INC.

EP ENERGY GLOBAL LLC

EP ENERGY MANAGEMENT, L.L.C.

EP ENERGY RESALE COMPANY, L.L.C.

EP ENERGY E&P COMPANY, L.P.

Schedule II

to the Pledge Agreement

Pledged Stock

NONE.

Exhibit I

to the Pledge Agreement

SUPPLEMENT NO.        dated as of                     (this “Supplement”), to the Pledge Agreement dated as of February 6, 2017 (as heretofore amended and/or supplemented, the “Pledge Agreement”), among EP ENERGY LLC, a Delaware limited liability company (the “Issuer”), each Subsidiary Party party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (in such capacity, the “Agent”) for the Secured Parties.

A.                                    Reference is made to the Indenture, dated as of February 6, 2017 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Issuer and Everest Acquisition Finance Inc., as co-issuers, the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

B.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Pledge Agreement referred to therein.

C.                                    The Pledgors have entered into the Pledge Agreement pursuant to the requirements set forth in the Indenture.  Section 5.14 of the Pledge Agreement provides that additional Subsidiaries of the Issuer may become Subsidiary Parties under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture and any Other Second-Priority Lien Obligations.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1.                            In accordance with Section 5.14 of the Pledge Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Pledgor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Subsidiary Party and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary.  Each reference to a “Subsidiary Party” or a “Pledgor” in the Pledge Agreement shall be deemed to include the New Subsidiary.  The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2.                            The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

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SECTION 3.                            This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  This Supplement shall become effective when the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary.  Delivery of an executed signature page to this Supplement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.                            The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of all the Pledged Stock of the New Subsidiary as of the date hereof and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and organizational ID number as of the date hereof.

SECTION 5.                            Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 6.                         THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                            In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.                            All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Pledge Agreement.

SECTION 9.                            The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Agent.

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IN WITNESS WHEREOF, the New Subsidiary has duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Schedule I

to Supplement No.    to the

Pledge Agreement

Pledged Stock of the New Subsidiary

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests